Exhibit 99.2

                          ABRAXAS PETROLEUM CORPORATION
                       NONSTATUTORY STOCK OPTION AGREEMENT

     THIS NONSTATUTORY STOCK OPTION AGREEMENT (this "Agreement") is made effective as of the day__ of________ , by and between ABRAXAS PETROLEUM CORPORATION, a Nevada corporation (the "Company"), and ("Optionee").

                               W I T N E S S E T H

     WHEREAS, the Board of Directors of the Company desires to grant Optionee an option to purchase shares of common stock, par value $.01 per share ("Common Stock"), of the Company;

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1.Grant of Option.

     Subject to the terms and conditions hereinafter set forth, the Company hereby grants to Optionee the right to purchase, during the period specified in
Section 2 hereof ________________, shares of Common Stock (such shares of Common Stock being hereinafter referred to as the "Shares") at a price of $_____ per Share (the "Option Price"), in accordance with the terms of this Agreement (such right being hereinafter referred to as the "Option").

     2. Duration of Option.

         A. The Option shall be effective during the period commencing as of the date hereof and expiring on the earliest of:

             (i) the date all of the Shares are purchased pursuant to the terms of this Agreement;

             (ii) except in the event of Optionee's death and to the extent not vested, the expiration of 30 days after the date that Optionee ceases to be a Director of the Company; or

             (iii) at 5:00 p.m., San Antonio time, on the date that is ten (10) years after the date of this Agreement.

         Upon the expiration of the Option, Optionee shall have no further rights in or under the Option or to the Shares which shall not have been purchased by such time pursuant to the Option.

     3. Exercise of Option.

         A. Subject to the provisions of Section 2 hereof regarding the duration of the Option, the Option shall become vested and exercisable by Optionee as follows: (x) as of each of the first (1st) and second (2nd) anniversaries of the date hereof and thereafter during the time period that such Option is exercisable under Section 2 hereof, Optionee may exercise the right to acquire 33 1/3% of the Shares and (y) as of the earliest to occur of (i) the date on which Optionee is replaced as a Director of the Company as a result of the expiration of Optionee's term and not as a result of Optionee's death, disability, resignation or removal from the Board of Directors of the Company

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for cause in  accordance  with the  Company's  Articles  of  Incorporation,  and
Optionee's successor as a Director of the Company is duly elected and qualified and thereafter during the time period that such Option is exercisable under
Section 2 hereof or (ii) the third (3rd) anniversary of the date hereof and thereafter during the time period that such Option is exercisable under Section 2 hereof, Optionee may exercise the right to acquire 33 1/3% of the Shares. Any portion of the Option eligible to be exercised by Optionee and not previously exercised may be exercised during the duration of the Option as set forth in
Section 2 hereof. Subject to the other provisions of this Option, Optionee's right to exercise this Option shall accrue as set forth above and if such accrual is in installments, said installments shall be cumulative (i.e., once the right to purchase the number of shares of an installment has accrued, such shares may be purchased at any time during the duration of the Option as set forth in Section 2 hereof). Notwithstanding anything contained in this Agreement to the contrary, in no event shall Optionee be entitled to purchase a fractional share.

         The Option may be exercised by Optionee by delivering written notice of his intent to exercise all or a portion of the Option ("Notice of Exercise") to the Company prior to the expiration of the Option, such notice to state the date and time at which Optionee desires to exercise the Option. The Notice of Exercise shall be deemed to be delivered when actually received by the Company. If the date of the delivery to the Company of the Notice of Exercise or the date of exercise set forth therein is not prior to the expiration of the Option as set forth in Section 2, the Option shall be of no further force or effect. The Option may be exercised only if compliance with all applicable federal and state securities laws can be effected and only by (i) Optionee's completion, execution and delivery to the Company of a Notice of Exercise and (ii) the payment to the Company, as provided in Section 3B hereof, of an amount equal to the amount obtained by multiplying the Option Price by the number of Shares being purchased pursuant to such exercise, as shall be specified by Optionee in such Notice of Exercise. Except in the event of Optionee's death, the Option or any of the rights thereunder may be exercised by Optionee only and may not be transferred or assigned in whole or in part, whether voluntarily, involuntarily or by operation of law (including, without limitation, the laws of bankruptcy, intestacy, descent and distribution and succession) or on an absolute or contingent basis. In the event of Optionee's death, the Option may be exercised by the personal representative of Optionee's estate.

         B. Payment of the amount determined pursuant to Section 3A hereof shall be made as follows:

            (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Company, wire transfer, or direct account debit;

            (ii) through the delivery or assignment of the ownership of shares of Common Stock or other securities of the Company with a fair market value equal to all or a portion of the option price for the total number of options being exercised;

            (iii) by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell a portion of the number of shares of Common Stock issuable upon such exercise and to deliver all or part of the sale proceeds to the Company in payment of the aggregate option price for the total number of shares being purchased upon such exercise (including the shares so sold); or

            (iv) by a combination of the methods described in clauses (i), (ii) and (iii) above.

         C. Upon the exercise of the Option by Optionee, or as soon thereafter as is practicable, the Company shall issue and deliver to Optionee a certificate or certificates evidencing such number of Shares as Optionee has so elected to

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purchase.  Such  certificate or certificates  shall be registered in the name of
Optionee and, if applicable, shall bear any legend the Board of Directors may deem appropriate under any federal or state securities law, rule or regulation and, if applicable, a legend referring to the restrictions provided under any shareholders agreement and any legend required by Nevada law that the Board of Directors may deem appropriate. Upon the exercise of the Option and the issuance and delivery of such certificate or certificates, Optionee shall have all the rights of a stockholder with respect to such Shares and to receive all dividends or other distributions paid or made with respect thereto.

         4.Changes in Capital Structure of the Company.

         Subject to any required action by the stockholders of the Company and the provisions of Nevada law, in the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, reclassification, combination of shares, stock split-up, or stock dividend, the corresponding proportionate adjustments shall be made to the number, the Option Price and the kind of shares or property subject to each outstanding grant unless the Board of Directors, in its sole discretion, determines such adjustments are not appropriate or advisable.

         5. Rights Prior to Exercise.

         Optionee shall have no equity interest in the Company or any voting, dividend, liquidation or dissolution rights with respect to any capital stock of the Company solely by reason of having the Option or having executed this Agreement. Furthermore, prior to the exercise of all or a portion of the Option as set forth in Section 3A hereof, and the issuance and delivery of a certificate or certificates evidencing the Shares purchased pursuant to the exercise of all or a portion of the Option, Optionee shall have no interest in, or any voting, dividend, liquidation or dissolution rights with respect to, the Shares.

         6. Burden and Benefit; Company.

         This Agreement shall be binding upon, and shall inure to the benefit of, the Company and Optionee, and their respective heirs, personal and legal representatives, successors and assigns.

         7. Change of Control. Upon the occurrence of a Change of Control (as hereinafter defined), this Option shall automatically become fully exercisable. The term "Change of Control" shall mean the occurrence of any of the following events:

            A. Any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act as in effect on the date hereof, except that a person shall be deemed to be the "beneficial owner" of all shares that any such person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise, without regard to the sixty day period referred to in such Rule), directly or indirectly, of securities representing 20% or more of the combined voting power of the Company's then outstanding securities;

            B. Any person or group shall make a tender offer or an exchange offer for 20% or more of the combined voting power of the Company's then outstanding securities;

            C. At any time during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Company

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directors  then still in office who either  were the  Company  directors  at the beginning of the period or whose election or nomination for election was previously so approved ("Current Directors"), cease for any reason to constitute a majority thereof;

            D. The Company shall consolidate, merge or exchange securities with any other entity and the stockholders of the Company immediately before the effective time of such transaction do not beneficially own, immediately after the effective time of such transaction, shares entitling such stockholders to a majority of all votes (without consideration of the rights of any class of stock entitled to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the consolidation, merger or share exchange would be entitled for the purpose of electing directors or where the Current Directors immediately after the effective time of the consolidation, merger or share exchange would not constitute a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation, merger or share exchange; or

            E. Any person or group acquires 50% or more of the Company's assets.

            Notwithstanding the foregoing, however, a Change in Control shall not be deemed to occur merely by reason of an acquisition of Company securities by, or any consolidation, merger or exchange of securities with, any entity that, immediately prior to such acquisition, consolidation, merger or exchange of securities, was a "subsidiary", as such term is defined below. For these purposes, the term "subsidiary" means (a) any corporation of which 95% of the capital stock of such corporation is owned, directly or indirectly, by the Company and (b) any unincorporated entity in respect of which the Company has, directly or indirectly, an equivalent degree of ownership.

         8. Death.

         Upon  the   occurrence   of   Optionee's   death,   this  Option  shall
automatically become fully exercisable.

         9. Headings.

         The headings and other captions contained in this Agreement are for convenience of reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

         10. Entire Agreement.

         This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations between the parties hereto with respect to the Option and the Shares, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, between them with respect to the Option or the Shares other than as set forth herein. Any and all prior agreements between the parties hereto with respect to any stock purchase rights or stock option rights regarding the Shares or the Option are hereby revoked. This Agreement is, and is intended by the parties to be, an integration of any and all prior agreements or understandings, oral or written, with respect to the Option and the Shares.

         11. Notices.

         Any and all notices provided for herein shall be sufficient if in writing, and sent by hand delivery, commercial delivery service or by certified or registered mail (return receipt requested and first-class postage pre-paid), in the case of the Company, to its principal office, and, in the case of Optionee, to Optionee's address as shown on the Company's records.

         12. Invalid or Unenforceable Provisions.

         The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity and enforceability of the other provisions hereof.

         13. Governing Law.

         This Agreement shall be construed and enforced in accordance with the internal laws, and not the laws of conflict, of the State of Nevada.

         14.Modifications.

         Unless otherwise provided in this Agreement, no change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

         IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the day and year first above written.


                                   ABRAXAS PETROLEUM CORPORATION



                                  By:
                                    -------------------------------------------
                                    Robert L.G. Watson, President, Chairman of
                                    the Board and Chief Executive Officer